UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  August 6, 2010 (August 2, 2010)

HYPERDYNAMICS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-32490 (Commission File Number)	87-0400335 (IRS Employer Identification No.)

12012 Wickchester Lane, Suite 475
Houston, Texas 77079
(Address of principal executive offices, including zip code)

voice:  (713) 353-9400
fax:  (713) 353-9421
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 2, 2010, the employment of John O’Keefe with Hyperdynamics Corporation (the “Company”) was terminated including the positions of Executive Vice President and Chief Financial Officer.

On August 2, 2010, the Company appointed Jason Davis, the Company’s Director of Finance and Treasurer, as the Principal Financial Officer of the Company.  The disclosure regarding Mr. Davis’ age, employment experience and compensation arrangement is incorporated herein by reference from the Current Reports on Form 8-K filed with the Securities and Exchange Commission on July 6, 2009 and October 16, 2009.  The Company intends to conduct a search for a new Chief Financial Officer.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

Exhibit 99.1	Press Release dated August 4, 2010 entitled “Hyperdynamics Announces Departure of CFO”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERDYNAMICS CORPORATION

Date: August 6, 2010	By:	/s/ Ray Leonard
	Name:	Ray Leonard
	Title:	Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press Release dated August 4, 2010 entitled “Hyperdynamics Announces Departure of CFO”